                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                      Rockwell Medical Technologies, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN 48393

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company"), on Wednesday, May 17, 2000 at 9:00 a.m. at the Wyndham Garden Hotel, 42100 Crescent Boulevard, Novi, Michigan. Your Board of Directors and management look forward to greeting personally those Shareholders who are able to attend.

     The meeting principally concerns one matter of particular interest to the Shareholders. One Director is to be elected for a three-year term expiring in 2003.

     Your Board of Directors supports this proposal and believes it is in the best interests of the Company and of the Shareholders, and your Board of Directors recommends a vote "FOR" the proposal. The accompanying Proxy Statement contains additional information and should be reviewed carefully by Shareholders. A copy of the Company's Annual Report for 1999 is also enclosed.

     It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience.

     Your continued interest and participation in the affairs of the Company are greatly appreciated.

                                          Sincerely,

                                          /s/ ROBERT L. CHIOINI

                                          Robert L. Chioini
                                          Chairman

Wixom, Michigan
April 10, 2000

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2000
                           -------------------------

To the Shareholders of Rockwell Medical Technologies, Inc.:

     Notice is hereby given that the 1999 Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Wyndham Garden Hotel, 42100 Crescent Boulevard, Novi, Michigan on May 17, 2000 at 9:00 a.m., to consider and take action upon the following matters:

          (1) The election of one (1) director for a term expiring in 2003; and

          (2) The transaction of such other business as may properly come before the meeting or any adjourning thereof.

     Only shareholders of record on April 6, 2000, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     All Shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless at least a majority of the outstanding Common Shares of the Company is represented at the meeting.

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1999, accompanies this Notice.

                                          By Order of the Board of Directors

                                          /s/ THOMAS E. KLEMA

                                          Thomas E. Klema
                                          Secretary

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN 48393
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2000
                           -------------------------

                                  INTRODUCTION

GENERAL

     The Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Wyndham Garden Hotel, 42100 Crescent Boulevard, Novi, Michigan on Wednesday, May 17, 2000, at 9:00 a.m., Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date for this Proxy Statement is April 12, 2000.

     It is important that your shares be represented at the meeting. Whether or not you intend to attend the meeting, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited by the Board of Directors of the Company. Common Shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by the Company's Directors, officers and employees. The Company will reimburse brokers or other nominees for their out-of-pocket expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it any time before it is voted.

     Gary D. Lewis, a Class II Director of the Company with a term expiring in 2002, and Norman L. McKee, a Class I Director of the Company with a term expiring in 2001, resigned effective March 14, 2000. Subsequent to Mr. Lewis's and Mr. McKee's resignation, the Board of Directors of the Company unanimously elected Mr. Kenneth L. Holt as a Class II Director of the Company with a term expiring in 2002 and Mr. Ronald D. Boyd as a Class I Director of the Company with a term expiring in 2001.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on April 6, 2000 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on the Record Date, the Company had 4,854,397 outstanding Common Shares, no par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

     Each Common Share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 2,427,199 Common Shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

  Revocability of Proxies

     A Shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a Shareholder who has given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Secretary before the proxy is voted.

Any written notice revoking a proxy, and any later dated proxy, should be sent to Rockwell Medical Technologies, Inc., 28025 Oakland Oaks, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

     Valid proxies in the enclosed form which are returned in time for the Annual Meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the proposal described below.

  Principal Holders of the Company's Voting Securities

     The following table sets forth information with respect to persons known to the Company to be the beneficial owners of more than five percent of the outstanding Common Shares:

                                                                                   PERCENT OF OUTSTANDING
                   NAME AND ADDRESS                        AMOUNT AND NATURE OF       COMMON SHARES AS
                  OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP      OF RECORD DATE(A)
                  -------------------                      --------------------    ----------------------
Gary D. Lewis..........................................          603,400(b)                 12.4(b)
28025 Oakland Oaks
Wixom, Michigan 48393
Patricia Xirinachs.....................................          728,000(c)                 14.9(c)
28025 Oakland Oaks
Wixom, Michigan 48393
Robert L. Chioini......................................          657,500(d)                 13.1(d)
28025 Oakland Oaks
Wixom, Michigan 48393

-------------------------
(a) Based on 4,854,397 Common Shares outstanding as of the Record Date.

(b) Includes 498,400 Common Shares owned jointly with Mr. Lewis's wife, 25,000 Common Shares held in a custodial accounts for the benefit of Mr. Lewis's minor child and 50,000 Common Shares owned by two other children of Mr. Lewis, and includes 30,000 Common Shares that Mr. Lewis has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan. This information is based solely on the Schedule 13-G filed by Mr. Lewis and his wife, a Form 4 filed by Mr. Lewis and his wife with the Securities and Exchange Commission on April 10, 2000 and conversations between the Company and the transfer agent.

(c) Includes 20,000 Common Shares that Mrs. Xirinachs' husband, Michael J. Xirinachs, has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan and 5,000 Shares which he owns. This information is based solely on the Schedule 13-G filed by Michael
    J. Xirinachs with the Securities and Exchange Commission on February 12, 1999, Form 4s filed by Patricia Xirinachs in 1999, conversations between Michael J. Xirinachs and the Company and conversations between the Company and the transfer agent.

(d) Includes 157,500 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

                            I. ELECTION OF DIRECTORS

     At the Annual Meeting, one Director comprising the Class III Directors is to be elected for a three-year term expiring in 2003. It is intended that votes will be cast pursuant to proxies received from Shareholders of the Company FOR the nominee listed hereinafter, who is presently a Director of the Company, unless contrary instructions are received.

     If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for such nominee as is selected by management. Management has no reason to believe that the nominee is not available or will not serve if elected. The election of such Director will be decided by a plurality of the Common Shares present and entitled to vote at the Annual Meeting.

     The following Tables set forth the name, age, position with the Company, principal occupation, term of service and beneficial ownership of Common Shares with respect to the nominee for election as a Director, with respect to each Director whose term of office as a Director will continue after this Annual Meeting, and with respect to each executive officer of the Company named in the Summary Compensation Table below.

                                                               COMMON SHARES
                                                               OF THE COMPANY       PERCENTAGE OF
                                           POSITIONS AND        BENEFICIALLY     OUTSTANDING COMMON
         NAME AND YEAR                   OFFICES WITH THE       OWNED AS OF     SHARES OF THE COMPANY
         FIRST BECAME                    COMPANY AND OTHER       THE RECORD          OWNED AS OF        TERM AS DIRECTOR
          A DIRECTOR             AGE   PRINCIPAL OCCUPATIONS      DATE(A)        THE RECORD DATE(B)        TO EXPIRE
         -------------           ---   ---------------------   --------------   ---------------------   ----------------
                                            NOMINEE FOR ELECTION AS DIRECTOR
Robert L. Chioini (1996).......  35    President and Chief         657,500(c)        13.1(c)                  2003
                                       Executive Officer of
                                       the Company
                                             DIRECTORS CONTINUING IN OFFICE
Kenneth L. Holt (2000).........  47    Co-owner of Savannah         40,500(d)              *                  2002
                                       Dialysis Specialists
                                       LLC
Ronald D. Boyd (2000)..........  37    Executive                     1,000                 *                  2001
                                       Vice-President
                                       Classic Medical, Inc.
                                                OTHER EXECUTIVE OFFICERS
Thomas E. Klema................  46    Vice President, Chief        44,083(e)              *
                                       Financial Officer,
                                       Treasurer and
                                       Secretary
All directors and all executive officers as a group
  (4 persons)...............................................       743,083(f)        14.7(f)

-------------------------
 *  Less than 1%.

(a) All Directors and executive officers named herein have sole voting power and sole investment power with respect to Common Shares beneficially owned, except as otherwise noted below.

(b) Based on 4,854,397 Common Shares outstanding as of the Record Date.

(c) Includes 157,500 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(d) Includes 13,000 Common Shares that Mr. Holt has the right to acquire within 60 days of the Record Date upon exercise of Common Share Purchase Warrants.

(e) Includes 42,083 Common Shares that Mr. Klema has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(f) Includes Common Shares which the directors and executive officers have the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

     ROBERT L. CHIOINI is a founder of the Company, has served as the Chairman of the Board of the Company since March 2000, has served as the President and Chief Executive Officer of the Company since February 1997 and has been a Director of the Company since its formation in October 1996. From January 1996 to February 1997, Mr. Chioini served as Director of Operations of Rockwell Medical Supplies, L.L.C., a company which manufactured hemodialysis concentrates and distributed such concentrates and other hemodialysis products. From January 1995 to January 1996, Mr. Chioini served as President of Rockwell Medical, Inc., a company which manufactured hemodialysis kits and distributed such kits and other hemodialysis products. From 1993 to 1995, Mr. Chioini served as a Regional Sales Manager at Dial Medical of Florida, Inc. currently Gambro Healthcare, a company which manufactures and distributes hemodialysis concentrates and owns hemodialysis clinics. Mr. Chioini's employment agreement with the Company expired February 19, 2000. Mr. Chioini is currently negotiating with the Board of Directors for a new employment agreement.

     KENNETH L. HOLT was elected as a Director of the Company on March 14, 2000. He is a founder and co-owner of Savannah Dialysis Specialists, LLC, a disease management company specializing in the treatment of end-stage renal disease, and has served as the Managing Partner since October of 1999. From 1996 to October 1999, Mr. Holt served as Vice President for Gambro Healthcare, Inc., in its Carolinas Region, and held the same position at Vivra Renal Care, Inc., its predecessor company, which was acquired in 1997 by Gambro Healthcare, Inc. (Gambro Healthcare, Inc. is currently the second largest integrated dialysis provider, manufacturer and distributor of renal care products in the United States). From 1986 to 1996, Mr. Holt was also the founder, Co-owner and Managing Partner in five dialysis clinics servicing approximately 350 dialysis patients.

     RONALD D. BOYD was elected as a Director of the Company on March 14, 2000. He is a founder and Co-owner of Classic Medical, Inc., a dialysis and medical products company, and has served as the Executive Vice President of Classic Medical, Inc. since its inception in November of 1993. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee which is presently comprised of Messrs. Holt and Boyd. The Audit Committee's duties include the periodic review of the Company's financial statements and meetings with the Company's independent auditors. The Audit Committee's duties also include recommending to the Board of Directors the conditions, compensation and term of appointment of the independent certified public accountants for the audit of the Company's books and accounts. During 1999, the Audit Committee held one meeting and had informal discussions in lieu of additional meetings.

     The Company does not have a compensation committee or a nominating committee.

     During the year ended December 31, 1999, the Board of Directors held three meetings and took no action by written consent in lieu of a meeting. All of the members of the Audit Committee of the Board of Directors attended the single meeting of such committee.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  Summary Compensation Table

     The following table sets forth the compensation awarded to, earned by or paid to the Company's Executive Officers for the years ended December 31, 1997, 1998 and 1999 awarded to, earned by or paid to Mr. Robert L. Chioini, the Company's Chief Executive Officer, and the other executive officer of the Company whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1999. During the years ended December 31, 1997, 1998 and 1999, no other officers earned in excess of $100,000 in total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM
                                                                                               COMPENSATION
                                                                                                  AWARDS
                                                            ANNUAL COMPENSATION                ------------
                                                 ------------------------------------------     SECURITIES
                                                                               OTHER ANNUAL     UNDERLYING
     NAME AND PRINCIPAL POSITION         YEAR    SALARY($)        BONUS        COMPENSATION     OPTIONS(#)
     ---------------------------         ----    ---------        -----        ------------     ----------
Robert L. Chioini,...................    1999    $150,000(1)     $100,000(2)     $16,282(3)      160,000
  President and                          1998    $150,000(1)     $ 47,500(4)     $11,385(3)      100,000
  Chief Executive Officer                1997    $101,700(1)                     $46,828(5)       90,000
Thomas E. Klema,.....................    1999    $102,424(6)     $ 10,000(2)     $12,389(3)       85,000
  Vice President and Chief Financial
  Officer

-------------------------
(1) On February 19, 1997, the Company entered into a three year employment agreement with Mr. Chioini pursuant to which Mr. Chioini is paid an annual salary of $150,000. Mr. Chioini is currently negotiating with the Board of Directors for a new employment agreement with the Company.

(2) 1999 Bonus represents incentive compensation related to 1999 paid or accrued in 1999.

(3) Other annual compensation includes executive perquisites for health, life and dental insurance and the Company's car allowance program.

(4) 1998 Bonus represents incentive compensation related to 1998 paid or accrued in 1998.

(5) Other annual compensation in 1997 included the amount of compensation ($32,812) attributable to the difference in exercise price of options to purchase Common Shares granted to Mr. Chioini and the initial public offering price of the Company's Common Shares of $4.00 per share, the Company's car allowance reimbursement program and executive perquisites for health, life and dental insurance.

(6) The Company and Mr. Klema entered into a two year employment agreement on January 12, 1999 to which Mr. Klema is paid an annual salary of $125,000.

  Option Grants and Related Information

     The following table provides information with respect to options granted during fiscal year 1999 to the executive officers named in the Summary Compensation Table above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                         INDIVIDUAL GRANTS
                                                      -------------------------------------------------------
                                                      NUMBER OF      % OF TOTAL
                                                      SECURITIES      OPTIONS
                                                      UNDERLYING     GRANTED TO     EXERCISE OF
                                                       OPTIONS      EMPLOYEES IN    BASE PRICE     EXPIRATION
                       NAME                            GRANTED      FISCAL YEAR      ($/SHARE)        DATE
                       ----                           ----------    ------------    -----------    ----------
Robert L. Chioini.................................     160,000(1)      64.0%            2.19        12/29/09
Thomas E. Klema...................................      35,000(1)      11.8%            2.19        12/29/09
Thomas E. Klema...................................      50,000(2)      16.9%            2.00        01/12/09

-------------------------
(1) These options which were granted pursuant to the Company's 1997 Stock Option Plan, become exercisable annually in 25% increments beginning on the grant date (December 29, 1999) and have a term of ten years.

(2) These options which were granted pursuant to the Company's 1997 Stock Option Plan, become exercisable annually in one-third increments beginning on the grant date (January 12, 1999) and have a term of ten years.

                          AGGREGATED OPTION EXERCISES
                       AND FISCAL YEAR-END OPTION VALUES

                                                                            NUMBER OF
                                                                      SECURITIES UNDERLYING    VALUE OF UNEXERCISED
                                                                       UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                                                       AT FISCAL YEAR END       AT FISCAL YEAR END
                                       SHARES ACQUIRED     VALUE          (EXERCISABLE/           (EXERCISABLE/
               NAME                      ON EXERCISE      REALIZED       UNEXERCISABLE)           UNEXERCISABLE)
               ----                    ---------------    --------    ---------------------    --------------------
Robert L. Chioini..................           0              0           157,500/192,500         $93,440/$145,920
Thomas E. Klema....................           0              0            25,416/ 59,584         $19,806/$ 45,354

  Compensation of Directors

     The Company's Directors who are not officers or employees of the Company (collectively, the "Outside Directors") receive $1,000 for each Board meeting attended in person and $250 for each telephonic Board meeting attended. The Company also reimburses Outside Directors for their reasonable expenses of attending Board and Board committee meetings.

     In July 1997, the Board of Directors and shareholders of the Company adopted the Rockwell Medical Technologies, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan permits the Board of Directors, among other things, to grant options to purchase Common Shares to Directors of the Company, including Outside Directors. In July 1997, the Board of Directors granted to each of the three existing Outside Directors options to purchase 20,000 Common Shares at a per share exercise price of $3.00. Upon the election of any new member to the Board of Directors who is an Outside Director, the Board of Directors intends to grant to such member an option to purchase 20,000 Common Shares at a per share exercise price equal to the fair market value of a Common Share at the date of grant. Beginning with the first annual meeting of the shareholders of the Company after July 1997, provided that a sufficient number of Common Shares remain available under the Stock Option Plan, on each date on which an annual meeting of the shareholders of the Company is held, the Board of Directors intends to grant to each Outside Director who is then serving on the Board of Directors, an option to purchase 5,000 Common Shares. The exercise price of such options will be the fair market value of the Common Shares on the date of grant. The options granted the

Outside Directors will generally become fully exercisable on the first anniversary of the date of grant. Such options will expire ten years after the date of grant. If an Outside Director becomes an officer or employee of the Company and continues to serve as a member of the Board of Directors, options granted under the Stock Option Plan will remain exercisable in full. Notwithstanding the foregoing, the Company did not grant such options to Outside Directors in 1998. In December, 1999 the Board of Directors granted each of the Outside Directors an option to purchase 20,000 Common Shares at a per share exercise price of $2.188, the fair market value of a Common Share on such date. These options vest in two equal annual installments beginning on the grant date.

  Employment Agreements

     The Company entered into an employment agreement with Robert L. Chioini in February 1997, pursuant to which Mr. Chioini was employed as the President and Chief Executive Officer of the Company for a period ending February 19, 2000. Under the agreement, Mr. Chioini's base salary was set at $115,000, which may be increased by the Board of Directors. At the closing of the Company's initial public offering, the Board increased Mr. Chioini's base salary to $150,000. Mr. Chioini's employment agreement contains a three year non-compete provision and provides that he devote his full-time and attention to the Company's business. Mr. Chioini is currently negotiating with the Board of Directors on the terms of a new Employment Agreement with the Company.

     The Company entered into an employment agreement with Thomas E. Klema, effective as of January 12, 1999, pursuant to which Mr. Klema is employed as Vice President of Finance, Chief Financial Officer, Treasurer and Secretary of the Company for a period ending January 12, 2001. Mr. Klema's base salary is $125,000, which may be increased by the Board of Directors. In addition, pursuant to his employment agreement, (1) Mr. Klema was granted the option to purchase 50,000 shares of the Company's Common Shares, vesting in three equal annual installments beginning on January 12, 1999, exercisable at a price per share equal to the average high and low selling price of the Company's Common Shares on each such grant date and (2) Mr. Klema receives a monthly car allowance of $480 (plus reimbursement for fuel and routine maintenance costs). Mr. Klema's employment agreement contains a one year non-compete provision and provides that he devote his full time and attention to the Company's business.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market. Officers, Directors and greater than ten percent Shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the Company's current fiscal year ended December 31, 1999, Thomas E. Klema, a Vice President and the Chief Financial Officer of the Company, filed his Form 3 late. Robert L. Chioini, the President of the Company, filed his Form 5 late reflecting one transaction. Norman L. McKee, a former Director of the Company, filed his Form 5 late reflecting one transaction. Catherine G. Lewis, the spouse of Gary D. Lewis, a former Director and a 10% Shareholder, filed her Form 3 and three Form 4s late to report her joint holdings with her husband. Her Form 4s reflected nine transactions. Patricia Xirinachs, a 10% shareholder of the Company, did not file a Form 5.

TRANSACTIONS WITH MANAGEMENT

  Acquisition of Business of Predecessor Company

     On February 19, 1997, the Company acquired the business of Rockwell Medical Supplies, L.L.C. (the "Supply Company") and Rockwell Transportation, L.L.C. (the "Transportation Company" and together with the Supply Company, the "Predecessor Company") for total consideration of $2,441,664.47 pursuant to an Asset Purchase Agreement dated as of November 1, 1996, as amended (the "Asset Purchase Agreement"). Mr. Robert L. Chioini, the President, Chief Executive Officer and a Director of the Company, owned a 20% equity interest in the Supply Company. The purchase price consisted of (i) $150,000 paid to the Sellers in cash; (ii) a cash payment to NBD Bank of approximately $375,000 to retire an outstanding debt owed by the Predecessor Company to NBD Bank; and (iii) an 8.5% promissory note in the principal amount of $1,916,664.47 made by the Company in favor of the Supply Company (the "Note"). In addition, in connection with the purchase of the business from the Predecessor Company, the Company paid $178,000 to the landlord under the lease pursuant to which the Company leases its manufacturing facility as a prepayment of future rents and as an additional security deposit in order to induce such landlord to consent to the assignment of the lease and to release the Predecessor Company and its shareholders, including Mr. Chioini, from their obligations under such lease.

     Under the terms of the Note and the Asset Purchase Agreement, a prepayment of $500,000 on the Note was due on May 19, 1997, which date was extended by the Supply Company to May 31, 1997. Pursuant to a letter agreement dated April 4, 1997, the Supply Company agreed that, upon receipt of the $500,000 prepayment on the Note, the remaining principal balance under the Note would be converted into shares of Series A Preferred Stock at a conversion ratio of one share of Series A Preferred Stock for each $1.00 of outstanding principal due under the Note. The Company made the required $500,000 prepayment under the Note and the Note was converted into 1,416,664 shares of Series A Preferred Stock.

     In accordance with the terms of the Asset Purchase Agreement, the purchase price paid by the Company for the Predecessor Company's business was reduced by $320,749 based on a provision in the Asset Purchase Agreement which provides that the purchase price would be reduced on a dollar for dollar basis to the extent that the net worth of the Predecessor Company at the closing of the acquisition was below a target amount set forth in the Asset Purchase Agreement. 320,749 shares of Series A Preferred Stock were surrendered by the Supply Company to the Company for cancellation in payment of such purchase price adjustment. In accordance with the terms of the Series A Preferred Stock, the Company redeemed the remaining 1,095,915 shares of Series A Preferred Stock on January 30, 1998 for an aggregate redemption price of $1,158,187.

  Consulting Agreement

     The Company was party to consulting agreement with Wall Street Partners, Inc. ("Wall Street") dated as of February 19, 1997 pursuant to which Wall Street provided management and financial consulting services to the Company. The Company agreed to pay Wall Street a consulting fee of $25,000 per month from the date of the agreement through June 30, 1998, subject to renewal upon the mutual agreement of the Company and Wall Street. Such agreement was renewed through October 31, 1998. The Company also renewed the Agreement with Wall Street from November 1, 1998 to December 31, 1998, but for a reduced fee of $20,000 per month. In addition, the Company and Wall Street renewed such agreement (at a fee of $20,000 per month), from January 1, 1999 to March 31, 1999, from April 1, 1999 through June 30, 1999, and from July 1, 1999 through December 31, 1999. On December 31, 1999 the term of the consulting agreement, as extended, expired and the Company chose not to renew the consulting agreement. Prior to February 19, 1997, Wall Street rendered consulting services to the Company beginning in November 1996 for a consulting fee of $25,000 per month. Wall Street is owned by Gary D. Lewis and, until October, 1998, by Michael J. Xirinachs, each of whom is a founder of the Company. The Company has paid Wall Street an aggregate of $290,000 during the Company's fiscal year ended December 31, 1998 and $240,000 during the Company's fiscal year ended December 31, 1999.

                                 OTHER MATTERS

ANNUAL REPORT

     A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 1999 accompanies this Proxy Statement. The Company files an Annual Report on Form 10-KSB with the Securities and Exchange Commission. The Company will provide, without charge, to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (as filed with the Securities and Exchange Commission, excluding exhibits for which a reasonable charge shall be imposed). If a person requesting the Annual Report was not a shareholder of record on April 6, 2000, the request must contain a good faith representation that the person making the request was a beneficial owner of Common Shares at the close of business on such date. All such requests should be directed to Thomas E. Klema, Chief Financial Officer and Secretary, Rockwell Medical Technologies, Inc., 28025 Oakland Oaks, Wixom, Michigan 48393.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On November 25, 1998, the Company and PricewaterhouseCoopers LLP, the Company's independent accountants, agreed to cease their client-auditor relationship. In connection with its audit for fiscal year 1997, and during the interim period preceding such mutually-agreed cessation, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements. PricewaterhouseCoopers LLP's report with respect to the Company's financial statements for 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles; however, such report was modified as to uncertainty regarding the Company's ability to continue as a going concern.

     On December 24, 1998, the Company appointed the accounting firm of Plante & Moran, LLP, independent public accountants, to audit and report upon the financial statements of the Company for the year ended December 31, 1998. This appointment of independent accountants was approved by the audit committee of the Board of Directors of the Company. There were no consultations with Plante & Moran, LLP, regarding the application of accounting principles to specific transactions, or the type of audit opinion that might be rendered.

RELATIONSHIP WITH INDEPENDENT AUDITOR

     Plante & Moran, LLP is the independent auditor for the Company and its subsidiaries and has reported on the Company's consolidated financial statements included in the Annual Report of the Company which accompanies this proxy statement. The Company's independent auditor is appointed by the Board of Directors. The Board of Directors has reappointed Plante & Moran, L.L.P. as independent auditor for the year ending December 31, 2000.

     Representatives of Plante & Moran, LLP are expected to be present at the Annual Meeting of the Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so. The representatives will also be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive office, 28025 Oakland Oaks, Wixom, Michigan 48393, by December 15, 2000 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposal should be sent by certified mail, return receipt requested.

     The Company must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2001 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Company's Proxy Statement and Proxy related to that meeting, no later than February 26, 2001 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to the Company's Secretary at the Company's principal executive office, 28025 Oakland Oaks, Wixom, Michigan 48393. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

     Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ THOMAS E. KLEMA

                                          Thomas E. Klema
                                          Secretary

Wixom, Michigan
April 10, 2000

                                                ________________________________
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                        & DATE IT ABOVE




                        Please date, sign and mail your

                      proxy card back as soon as possible!



                         Annual Meeting of Shareholders

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.








                                      \/ Please Detach and Mail in the Envelope Provided \/
------------------------------------------------------------------------------------------------------------------------------------
      PLEASE MARK YOUR                                                                                            |
A [X] VOTES AS IN THIS                                                                                            |
      EXAMPLE.                                                                                                    |_____


                  FOR  WITHHELD
1. Election of a  [ ]    [ ]    NOMINEE: Robert L. Chioini  2. In their discretion with respect to any other matters that may
   Class III                                                   properly come before the meeting.
   Director

                                                            THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                                                            THE SPECIFICATIONS MADE HEREIN. THE SHARES REPRESENTED BY THIS PROXY
                                                            WILL BE VOTED FOR THE ELECTION OF THE ONE NOMINEE IF NO INSTRUCTIONS TO
                                                            THE CONTRARY ARE INDICATED OR IF NO INSTRUCTION IS GIVEN.

                                                            PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
                                                            ENVELOPE.









SIGNATURE(S)_______________________________ DATE___________, 2000   SIGNATURE(S)______________________________ DATE__________, 2000

NOTE: (PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, ATTORNEYS, GUARDIANS, TRUSTEES, ETC. SHOULD SO
INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER.
IF SHARES ARE HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)

------------------------------------------------------------------------------------------------------------------------------------

                                                --------------------------------
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                         & DATE IT ABOVE










--------------------------------------------------------------------------------

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
          BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING MAY 17, 2000
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

     The undersigned hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common Shares, no par value per share, of the undersigned in Rockwell Medical Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 17, 2000, and at any and all adjournments thereof.
                                                                    -----------
                                                                    SEE REVERSE
                        (TO BE SIGNED ON REVERSE SIDE)                  SIDE
                                                                    -----------

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